UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end:     DECEMBER 31

Date of reporting period:   DECEMBER 31, 2021

Item 1.	REPORT TO SHAREHOLDERS.
ANNUAL REPORT December 31, 2021

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2021.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my information

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include companies with a VanEck name such as VanEck
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

3

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck VIP Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally
4

VIP EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the “Fund”) lost 11.87% for the 12 months ended December 31, 2021, underperforming the MSCI Emerging Markets Investment Market Index (MSCI EM IMI),1 which lost 0.28%.

Fund Review

Swift, shifting market sentiment, shaped by the impact of inflation, the timing of normalization as new variants spread globally, and ongoing regulation concerns in China, ultimately had ramifications on stock selection leading to relative underperformance. As the year progressed, investors’ reaction to these forces swung decisively from aggressive growth to value, leaving our structural growth at a reasonable price names unappreciated and overlooked. On a sector level, information technology, consumer discretionary and healthcare detracted from the Fund on a relative basis. On a country level, Kazakhstan, Georgia and the Philippines contributed to relative performance, whereas China, India and the Taiwan region detracted.

The Fund’s top three contributing individual positions during 2021 were:

MediaTek Inc. (3.73% of Fund net assets*), principally involved in the design, manufacturing and distribution of multimedia integrated circuit chipsets, benefitted from industry tailwinds in its products designed for both the mobile and non-mobile sectors. During the year, the company gained market share from capacity-constrained competitors and successfully targeted customers benefitting from Huawei’s issues with the U.S. administration. Product momentum is expected to be strong.

International Container Terminal Services, Inc. (“ICTSI”) (2.39% of Fund net assets*) has become a leading operator, innovator and pioneer in its field of acquiring, developing and operating freight ports and terminals worldwide. The company has a long track record in acquiring terminals and adding substantial value by enhancing its efficiency. The management’s knowledge, skills and expertise also enable them to navigate and operate in different political and economic environments, giving them unique exposure to the long-term structural growth trends in non-G7 trade growth trends. The strong performance over the year further reiterates the non-cyclical nature of this business as global trade normalizes in the post-COVID-19 environment.

Transaction Capital Ltd. (1.21% of Fund net assets*) is a niche financial services company in South Africa with leading positions in its micro-lending and debt collection divisions. During the year, the company outperformed, as lending growth picked up and previous concerns around further asset quality deterioration and provisioning started easing coming out of 2020. Transaction Capital also acquired a 75% stake in WeBuyCars, a used car sales platform with a growing e-commerce presence in South Africa, which opens up new verticals for growth and further improves the outlook for the company.

The Fund’s three weakest performing companies during 2021 were:

A-Living Smart City Services Co., Ltd. (1.22% of Fund net assets*) is a top property manager in China, primarily (but not exclusively) focused on residential property management. The company’s structural growth themes include the following: M&A, benefitting from increased urbanization and limited management contracts, deeper penetration of existing customers with value-added services and expansion into non-residential areas and government contracts. During the year, the company was negatively impacted by the ongoing regulatory upheaval in China, the stock price valuation has contracted, but we have not seen any reason to materially reduce forecasted earning power or growth trajectory.

Alibaba Health Information Technology Ltd. (0.33% of Fund net assets*) is an integrated healthcare information and content service provider in China. The company’s share price languished in the second quarter of the company’s 2021 financial year, as revenue slowed down to 53% in the second half of 2021 from 74% in the first half of 2021 due to a high base effect. In addition, the market reacted negatively to management’s conservative gross profit margin guidance, which will likely be capped in the near term due to a product mix shift towards prescription drug sales. We are encouraged by management’s move as they are prioritizing long-term sustainable growth by sacrificing near-term profit growth to go after the online prescription drug market which is very large and underpenetrated with high barriers to entry.

5

VIP EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Alibaba Group Holding Ltd. (sold by Fund by period end), a long-time holding of the Fund, is one of the largest digital platform enterprises in China. The company was extremely well held and expectations were probably a little ahead of where they should have been, as we approached the aborted Ant Financial IPO. The overall confusion and lack of a clear regulatory framework led the stock to underperform sharply into the year-end. During the year, the company was negatively impacted by the ongoing regulatory uncertainty in China.

Market Review

During the period under review, overall optimism about the prospects for the asset class gave way to underlying debate and concern on certain key topics such as normalization, inflation and regulation.

Normalization

Domestic restrictions have followed different paths across emerging markets (“EM”), with China/LatAm now at quite low levels. Rapidly rising immunity should reduce the health consequences of future COVID-19 waves. In part, this is driven by a significant increase in the rate of vaccination in emerging markets. Availability of vaccines and actual vaccination rates have generally surpassed expectations. Looking forward, we have cautious optimism that the worst fears for the new variant will not materialize. Periodic restrictions to economic activity will likely feature along a bumpy road to normalization.

Inflation

While global growth has been impressive, driven by a cocktail of year-over-year comparisons, near-normal mobility in the U.S. and continued super-relaxed monetary and fiscal policies, it has not been without challenges. Supply chains were somewhat stretched and vulnerable, and previous underinvestment in commodities was coming home to roost in an environment of rapidly accelerating demand. Looking forward, a normalizing supply chain meeting more moderate demand for consumer goods and persistent digitization are amongst the reasons why we are less concerned about strongly persistent inflation in the medium term. Emerging markets are generally in better shape with regards to inflation (with notable exceptions), in part because of a higher food weighting in the Consumer Price Index (“CPI”) basket.

Regulation

The shifting landscape of regulatory action and property angst in China were widely discussed, but not always understood. Indeed, many regulations will ultimately create a better endpoint for fairer, more sustainable industries, but the journey can be arduous and uncertain. Investors do not like uncertainty. Looking forward, we see very significant signs of a policy change in favor of a pro-growth phase in China and that the effect of heightened regulatory tightening that scared and confused the markets is diminishing.

For more information or to access investment and market insights from the investment team, visit our web site at https://www.vaneck.com/blogs/emerging-markets-equity/ to view and subscribe to receive timely updates related to the Fund.

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David Semple Portfolio Manager	Angus Shilington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

6

*	All Fund assets referenced are Total Net Assets as of December 31, 2021.

1The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

7

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Initial Class*	Class S	MSCI EM IMI
One Year	(11.87)%	(12.22)%	(0.28)%
Five Year	9.29%	8.87%	10.06%
Ten Year	6.88%	n/a	5.71%
Life ^	n/a	7.81%	9.67%

*	Class is not subject to a sales charge
^	Inception date for Class S was 5/2/16.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax befits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across 26 emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

8

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021*
Initial Class
Actual	$1,000.00	$843.80	1.18%	$5.48
Hypothetical**	$1,000.00	$1,019.26	1.18%	$6.01
Class S
Actual	$1,000.00	$842.40	1.55%	$7.20
Hypothetical**	$1,000.00	$1,017.39	1.55%	$7.88

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
9

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 91.4%
Argentina: 2.9%
MercadoLibre, Inc. (USD) *	3,370	$4,544,108
Brazil: 5.4%
Fleury SA #	330,400	1,064,502
Infracommerce CXAAS SA # *	226,400	707,742
JSL SA #	847,700	1,140,826
Locaweb Servicos de Internet SA 144A # *	285,200	661,672
Movida Participacoes SA # *	494,000	1,394,535
Rede D’Or Sao Luiz SA 144A #	139,700	1,122,061
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA #	896,000	1,912,811
Vasta Platform Ltd. (USD) * †	62,012	262,311
Westwing Comercio Varejista Ltda # *	236,000	147,802
		8,414,262
China: 25.5%
Alibaba Health Information Technology Ltd. (HKD) # * †	604,000	511,563
A-Living Smart City Services Co. Ltd. (HKD) 144A #	1,102,250	1,883,069
China Animal Healthcare Ltd. (HKD) # *∞	3,588,969	1
China Conch Venture Holdings Ltd. (HKD) #	128,000	626,078
China Education Group Holdings Ltd. (HKD) # †	2,383,000	3,872,389
China Feihe Ltd. (HKD) 144A #	755,000	1,012,984
Fu Shou Yuan International Group Ltd. (HKD) #	1,469,000	1,154,468
GDS Holdings Ltd. (HKD) # *	243,000	1,407,750
Meituan (HKD) 144A # *	32,200	931,143
NetEase, Inc. (HKD) #	85,500	1,728,693
Pharmaron Beijing Co. Ltd. (HKD) 144A #	106,500	1,644,643
Ping An Bank Co. Ltd. #	710,970	1,838,153
Prosus NV (EUR) #	64,728	5,361,097
Qingdao TGOOD Electric Co. Ltd. #	350,968	1,369,233
Shandong Head Co. Ltd. # *	67,000	646,681
Shanghai Baosight Software Co. Ltd. #	285,347	2,722,453
Sungrow Power Supply Co. Ltd. #	40,000	915,404
Tencent Holdings Ltd. (HKD) #	59,200	3,454,385
Topsports International Holdings Ltd. (HKD) 144A #	1,336,000	1,353,147
Wuxi Biologics Cayman, Inc. (HKD) 144A # *	163,500	1,935,659
Wuxi Shangji Automation Co. Ltd. #	17,300	452,874
Yifeng Pharmacy Chain Co. Ltd. #	237,607	2,053,685
Yum China Holdings, Inc. (HKD) #	33,230	1,632,140
Zai Lab Ltd. (HKD) # *	11,950	761,927
		39,269,619
	Number of Shares	Value
Egypt: 2.4%
Cleopatra Hospital *	3,136,135	$978,171
Commercial International Bank Egypt SAE # *	582,916	1,961,854
Fawry for Banking & Payment Technology Services SAE # *	656,418	535,578
Juhayna Food Industries # *	353,012	172,105
		3,647,708
Georgia: 1.6%
Bank of Georgia Group Plc (GBP)	84,700	1,912,290
Georgia Capital Plc (GBP) # *	60,700	583,015
		2,495,305
Germany: 2.2%
Delivery Hero SE 144A # *	30,300	3,353,923
Hungary: 1.1%
OTP Bank Nyrt # *	34,000	1,733,704
India: 12.0%
Cholamandalam Investment and Finance Co. Ltd. #	289,400	2,017,609
HDFC Bank Ltd. #	221,200	4,383,881
HDFC Bank Ltd. (ADR)	51,400	3,344,598
Oberoi Realty Ltd. # *	93,000	1,072,717
Phoenix Mills Ltd. #	93,800	1,242,661
Reliance Industries Ltd. #	201,133	6,390,251
		18,451,717
Indonesia: 1.7%
Bank BTPN Syariah Tbk PT #	10,450,000	2,624,437
Kazakhstan: 1.8%
Kaspi.kz JSC (USD) (GDR)	23,940	2,777,040
Kenya: 0.1%
Safaricom Plc #	487,600	163,531
Kuwait: 0.5%
Humansoft Holding Co. KSC	73,455	783,261
Mexico: 2.4%
Qualitas Controladora SAB de CV †	267,783	1,355,688
Regional SAB de CV	439,800	2,280,890
		3,636,578
Philippines: 3.0%
Bloomberry Resorts Corp. # *	7,671,000	947,936
International Container Terminal Services, Inc.	940,200	3,687,601
		4,635,537
Poland: 0.6%
InPost SA (EUR) # *	75,500	906,657
Russia: 5.0%
Detsky Mir PJSC 144A #	704,200	1,167,320
Fix Price Group Ltd. (USD) (GDR)	231,400	1,747,070
Sberbank of Russia PJSC (ADR) #	200,480	3,216,700
Yandex NV (USD) *	26,437	1,599,438
		7,730,528
South Africa: 1.2%
Transaction Capital Ltd. #	656,924	1,861,431

See Notes to Financial Statements

10

	Number of Shares	Value
South Korea: 5.5%
Doosan Fuel Cell Co. Ltd. # *	23,700	$955,144
LG Chem Ltd. # *	7,435	3,843,610
NAVER Corp. # *	9,265	2,940,908
Samsung SDI Co. Ltd. # *	1,495	822,208
		8,561,870
Taiwan: 12.7%
Chroma ATE, Inc. #	165,000	1,189,921
MediaTek, Inc. #	134,000	5,749,874
Poya International Co. Ltd. #	111,250	1,704,784
Sea Ltd. (ADR) *	10,400	2,326,584
Taiwan Semiconductor Manufacturing Co. Ltd. #	345,000	7,631,743
Wiwynn Corp. #	25,000	1,005,562
		19,608,468
Tanzania: 1.5%
Helios Towers Plc (GBP) * †	976,071	2,272,397
Turkey: 2.3%
Agesa Hayat ve Emeklilik AS	232,296	360,323
MLP Saglik Hizmetleri AS 144A *	684,140	1,544,215
Sok Marketler Ticaret AS	784,968	754,172
Tofas Turk Otomobil Fabrikasi AS	154,000	881,231
		3,539,941
United Kingdom: 0.0%
Hirco Plc # *∞	1,235,312	2
Total Common Stocks (Cost: $122,957,317)		141,012,024
	Number of Shares	Value
PREFERRED SECURITIES: 3.7%
Brazil: 0.4%
Raizen SA, # *	520,000	$598,831
South Korea: 3.3%
Samsung Electronics Co. Ltd., #	85,900	5,135,588
Total Preferred Securities (Cost: $6,073,645)		5,734,419

MONEY MARKET FUND: 4.8% (Cost: $7,422,284)
Invesco Treasury Portfolio - Institutional Class	7,422,284	7,422,284

Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $136,453,246)		154,168,727

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $98,262)
Money Market Fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	98,262	98,262
Total Investments: 100.0% (Cost: $136,551,508)		154,266,989
Liabilities in excess of other assets: 0.0%		(75,662)
NET ASSETS: 100.0%		$154,191,327

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $113,335,055 which represents 73.5% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $3,936,005.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $16,609,836, or 10.8% of net assets.

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	9.9%	$15,193,679
Consumer Discretionary	19.4	29,844,129
Consumer Staples	2.6	3,992,946
Energy	4.5	6,989,081
Financials	19.1	29,474,575
Health Care	6.2	9,562,742
Industrials	8.7	13,361,163
Information Technology	19.2	29,639,391
Materials	2.9	4,490,291
Real Estate	2.7	4,198,446
Money Market Fund	4.8	7,422,284
	100.0%	$154,168,727

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$4,544,108	$—	$—	$4,544,108
Brazil	262,311	8,151,951	—	8,414,262
China	—	39,269,618	1	39,269,619
Egypt	978,171	2,669,537	—	3,647,708
Georgia	1,912,290	583,015	—	2,495,305
Germany	—	3,353,923	—	3,353,923
Hungary	—	1,733,704	—	1,733,704
India	3,344,598	15,107,119	—	18,451,717
Indonesia	—	2,624,437	—	2,624,437
Kazakhstan	2,777,040	—	—	2,777,040
Kenya	—	163,531	—	163,531
Kuwait	783,261	—	—	783,261
Mexico	3,636,578	—	—	3,636,578
Philippines	3,687,601	947,936	—	4,635,537
Poland	—	906,657	—	906,657
Russia	3,346,508	4,384,020	—	7,730,528
South Africa	—	1,861,431	—	1,861,431
South Korea	—	8,561,870	—	8,561,870
Taiwan	2,326,584	17,281,884	—	19,608,468
Tanzania	2,272,397	—	—	2,272,397
Turkey	3,539,941	—	—	3,539,941
United Kingdom	—	—	2	2
Preferred Securities *	—	5,734,419	—	5,734,419
Money Market Funds	7,520,546	—	—	7,520,546
Total Investments	$40,931,934	$113,335,052	$3	$154,266,989

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

12

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments, at value (Cost $136,453,246) (1)	$154,168,727
Short-term investment held as collateral for securities loaned (2)	98,262
Cash denominated in foreign currency, at value (Cost $27,294)	27,660
Receivables:
Investment securities sold	19,686
Shares of beneficial interest sold	792,850
Dividends and interest	100,156
Prepaid expenses	8,846
Total assets	155,216,187
Liabilities:
Payables:
Shares of beneficial interest redeemed	237,220
Collateral for securities loaned	98,262
Due to Adviser	129,449
Due to Distributor	290
Deferred Trustee fees	125,831
Accrued expenses	433,808
Total liabilities	1,024,860
NET ASSETS	$154,191,327
Net Assets consist of:
Aggregate paid in capital	$115,817,592
Total distributable earnings (loss)	38,373,735
NET ASSETS	$154,191,327
(1) Value of securities on loan	$3,936,005
(2) Cost of short-term investment held as collateral for securities loaned	$98,262
Initial Class:
Net Assets	$152,977,153
Shares of beneficial interest outstanding	10,625,024
Net asset value, redemption and offering price per share	$14.40
Class S:
Net Assets	1,214,174
Shares of beneficial interest outstanding	85,954
Net asset value, redemption and offering price per share	$14.13

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Income:
Dividends (net of foreign taxes withheld $272,596)	$2,196,587
Securities lending income	44,836
Total income	2,241,423
Expenses:
Management fees	1,773,086
Distribution fees – Class S	3,290
Transfer agent fees – Initial Class	26,435
Transfer agent fees – Class S	13,516
Custodian fees	89,822
Professional fees	102,469
Reports to shareholders	32,735
Insurance	15,829
Trustees’ fees and expenses	18,945
Interest	1,530
Other	3,651
Total expenses	2,081,308
Waiver of management fees	(11,530)
Net expenses	2,069,778
Net investment income	171,645
Net realized gain (loss) on:
Investments	21,182,487
Foreign currency transactions and foreign denominated assets and liabilities	(75,880)
Net realized gain	21,106,607
Net change in unrealized appreciation (depreciation) on:
Investments (a)	(41,614,696)
Foreign currency transactions and foreign denominated assets and liabilities	2,244
Net change in unrealized appreciation (depreciation)	(41,612,452)
Net Decrease in Net Assets Resulting from Operations	$(20,334,200)

(a)	Net of foreign taxes of $137,974

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020

Operations:
Net investment income (loss)	$171,645	$(323,818)
Net realized gain	21,106,607	5,889,390
Net change in unrealized appreciation (depreciation)	(41,612,452)	18,376,282
Net increase (decrease) in net assets resulting from operations	(20,334,200)	23,941,854
Distributions to shareholders from:
Initial Class	(5,579,380)	(7,773,763)
Class S	(46,214)	(33,666)
Total distributions	(5,625,594)	(7,807,429)
Share transactions *:
Proceeds from sale of shares
Initial Class	39,497,769	34,870,041
Class S	913,641	457,149
	40,411,410	35,327,190
Reinvestment of dividends and distributions
Initial Class	5,579,380	7,773,763
Class S	46,214	33,666
	5,625,594	7,807,429
Cost of shares redeemed
Initial Class	(43,164,577)	(48,373,904)
Class S	(290,531)	(77,692)
	(43,455,108)	(48,451,596)
Net increase (decrease) in net assets resulting from share transactions	2,581,896	(5,316,977)
Total increase (decrease) in net assets	(23,377,898)	10,817,448
Net Assets:
Beginning of year	177,569,225	166,751,777
End of year	$154,191,327	$177,569,225
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	2,354,100	2,432,248
Shares reinvested	348,493	523,839
Shares redeemed	(2,543,745)	(3,484,023)
Net increase (decrease)	158,848	(527,936)
Class S:
Shares sold	55,103	33,096
Shares reinvested	2,938	2,301
Shares redeemed	(19,586)	(6,109)
Net increase	38,455	29,288

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.89	$15.14	$11.93	$15.63	$10.40
Net investment income (loss)(a)	0.02	(0.03)	0.29	0.07	0.04
Net realized and unrealized gain (loss) on investments	(1.97)	2.53	3.29	(3.73)	5.24
Total from investment operations	(1.95)	2.50	3.58	(3.66)	5.28
Distributions from:
Net investment income	(0.16)	(0.30)	(0.06)	(0.04)	(0.05)
Net realized capital gains	(0.38)	(0.45)	(0.31)	—	—
Total distributions	(0.54)	(0.75)	(0.37)	(0.04)	(0.05)
Net asset value, end of year	$14.40	$16.89	$15.14	$11.93	$15.63
Total return(b)	(11.87)%	17.25%	30.60%	(23.49)%	51.03%
Ratios to average net assets
Gross expenses	1.16%	1.23%	1.26%	1.21%	1.19%
Net expenses excluding interest expense	1.16%	1.22%	1.26%	1.21%	1.19%
Net investment income (loss)	0.10%	(0.21)%	2.15%	0.48%	0.27%
Supplemental data
Net assets, end of year (in millions)	$153	$177	$166	$134	$188
Portfolio turnover rate	36%	29%	24%	34%	42%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

16

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.63	$14.95	$11.80	$15.48	$10.36
Net investment income (loss)(a)	(0.04)	(0.09)	0.28	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.94)	2.51	3.22	(3.64)	5.21
Total from investment operations	(1.98)	2.42	3.50	(3.68)	5.17
Distributions from:
Net investment income	(0.14)	(0.29)	(0.04)	—	(0.05)
Net realized capital gains	(0.38)	(0.45)	(0.31)	—	—
Total distributions	(0.52)	(0.74)	(0.35)	—	(0.05)
Net asset value, end of year	$14.13	$16.63	$14.95	$11.80	$15.48
Total return(b)	(12.22)%	16.90%	30.23%	(23.77)%	50.16%
Ratios to average net assets
Gross expenses	2.43%	3.69%	7.50%	19.19%	51.45%
Net expenses	1.55%	1.55%	1.55%	1.59%	1.75%
Net investment income (loss)	(0.27)%	(0.60)%	2.05%	(0.27)%	(0.33)%
Supplemental data
Net assets, end of year (in millions)	$1	$1	$ — (c)	$ — (c)	$ — (c)
Portfolio turnover rate	36%	29%	24%	34%	42%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Amount is less than $500,000.

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Fund’s Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.
18

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2021, is presented in the
19

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the year ended December 31, 2021, the Adviser waived management fees in the amount of $11,530 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2021, the aggregate shareholder accounts of three insurance companies owned approximately 63%, 19%, and 6% of the Initial Class Shares, and two insurance companies owned approximately 77% and 33% of the Class S Shares.

Note 4—12B-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $61,453,966 and $70,020,446, respectively.

Note 6—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$136,683,713	$37,788,544	$(20,205,268)	$17,583,276
20

At December 31, 2021 the components of distributable earnings (losses) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$98,671	$21,139,082	$(125,831)	$17,261,813	$38,373,735

The tax character of dividends paid to shareholders was as follows:

December 31, 2021		December 31, 2020
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$1,633,237	$3,992,357	$3,120,149	$4,687,280

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2021, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. As a result of events involving Russia, the United States and European Union have in the past, and may in the future, impose sanctions on certain Russian individuals and companies, which may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these

21

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2021:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$3,936,005	$98,262	$3,999,702	$4,097,964

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$98,262

*	Remaining contractual maturity: overnight and continuous
22

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
13	$606,436	1.40%

At December 31, 2021, the Fund had no outstanding borrowings under the Facility.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

23

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Emerging Markets Fund and the Board of Trustees of VanEck VIP Trust.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Fund (the “Fund”) (one of the funds constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Fund (one of the funds constituting VanEck VIP Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 15, 2022

24

VANECK VIP EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/25/2021
Payable Date:	8/26/2021
Ordinary Income Paid Per Share - Initial Class	$0.156800
Ordinary Income Paid Per Share - Class S	$0.138100
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.15%	*
Foreign Source Income	45.93%	*
Foreign Taxes Paid Per Share - Initial Class and Class S	$0.020200
Long-Term Capital Gains Per Share - Initial Class and Class S	$0.382900

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

25

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	74	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee	Since 2019 Since 2020	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC);	74	Director, National Committee on US-China Relations.
	Chief Executive Officer and President	Since 2010	Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

26

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
27

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2021

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2021.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.
Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my information

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include companies with a VanEck name such as VanEck
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

December 31, 2021(unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

3

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(continued)

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally
4

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund”) declined 14.01% during the twelve months ended December 31, 2021, underperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which posted a return of -9.37% during the same period.

The Fund’s overweight (relative to the benchmark) position in small-cap, junior companies was a detractor in 2021. In the third quarter of 2021, we took a modest defensive positioning by trimming junior exposure, adding gold bullion and increasing our cash. In the longer term, we expect that our ability to pick winners in the junior gold mining sector should be a significant source of Fund outperformance. The high quality, small-cap companies become acquisition targets for the larger companies. Such transactions generally come with handsome takeover price premiums, generating substantial returns for the shareholders of the target company. In 2021, two of the Fund’s junior holdings Great Bear Resources and Corvus Gold became such targets.

The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a loss of 20.99%.

Gold Sector Overview

Gold started the year strong, rising to a 2021 year high of $1,959 on January 5, which coincided with fresh lows for the U.S. Dollar Index (DXY).3 However, expectations for trillions of U.S. dollars in fiscal spending for pandemic relief, infrastructure and green initiatives, combined with encouraging vaccination progress and fiscal relief boosted consumer sentiment. An optimistic economic outlook in the first quarter drove interest rates higher, allowing the U.S. dollar to strengthen, pushing gold prices down. Gold fell to a year low of $1,677 on March 8. May was the first month that excessive inflation was reported in the economic statistics and gold responded nicely. The Consumer Price Index (CPI) for April surprised the market with a 4.2% annual increase, followed by a higher than expected 5.0% increase in the May CPI. This propelled gold up to $1,900 once again.

Gold’s second quarter rally came to an abrupt end on June 16, following the Federal Open Market Committee (FOMC) announcement for its June 15-16 meeting. The possibility floated of an accelerated rate hike schedule, combined with talks about reducing quantitative easing caught markets by surprise, causing strong moves across most asset classes. In spite of these potential reactions, the Fed continued to view inflationary pressures as transitory. This outlook propelled the U.S. dollar and caused gold to trade below multiple technical support levels. Gold had been trading range-bound around the $1,800 per ounce level, but a so-called “flash crash” during Asian trading hours on August 8 drove it down $60 in a matter of minutes, with it trading as low as $1,690.61 per ounce. Gold managed to climb back above $1,800 per ounce, supported by mounting concern around the impact on growth of the COVID-19 Delta variant.

The gold market spent the rest of the year trying to assess and price-in two different forces: the risk that a tighter Fed policy presents to the economy; and inflation, is it transitory or more persistent and can the Fed combat it? Gold clearly responded to inflationary pressures. However, this was offset by a belief in the market that tighter Fed policies will corral inflation and that the economy is robust enough to withstand higher rates. For example, the headline consumer price index (CPI) climbed from 5.4% to 6.2% from September to October—the fastest pace since 1990. The news, released on November 10, renewed concerns around inflation and gold traded as high as $1,877.15 on November 16. However, following the November 22 nomination of Jerome Powell as Fed chair, and current governor Lael Brainard for vice chair, gold fell over $40 to below $1,800, as these appointments were viewed as positive to the broader markets and the economy. Then, in December, the metal dropped to $1,753 following the FOMC meeting in which the Fed set the stage to begin increasing rates as early as next spring 2022 in order fight rising inflation. However, the selling pressure quickly dissipated and gold rallied to the $1,800 level the following day. Gold’s resilience suggests the Fed might have a tough time in its battle with inflation. Gold closed at $1,829.20 on December 31, 2021, posting a $69.16 (3.64%) loss for the year.

High gold prices but weak gold stock prices proved to be a boom for the gold companies and a bust for investors. The industry is financially healthy and able to return capital to shareholders in the form of

5

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

dividends and stock buybacks. However, gold is the primary driver of gold stocks and when sentiment towards gold is low, there is little interest in them. As a result, the NYSE Arca Gold Miners Index declined 9.37% and the MVIS Global Junior Gold Miners Index fell 20.99%. Junior stocks have a tougher time in a weak market and tax-loss selling brought additional pressure late in the year. The underperformance has driven valuations to historic lows, so any pickup in the gold price should bode well for gold stocks.

Fund Review

In the second half of the year, in response to continued gold price consolidation and its amplified impact on the gold equities, the Fund increased its cash allocation and established exposure to gold bullion. At the end of December 2021, cash holdings represented 5.1% of net assets; holdings in gold bullion exchange traded products accounted for 4.7% of net assets; and the balance was invested in precious metals equities.

Newmont (6.92% of Fund net assets†), which is a top holding for the Fund, and Franco Nevada (0.32% of Fund net assets†), both had strong relative performance during the year. Newmont outperformed, gaining 7.42% during the year (in USD terms). The outperformance comes despite the company facing COVID-19-related interruptions and other operational challenges in 2021, which we think speaks to the company’s position as an industry leader and its ability to create value. The company is well run, with high quality assets and a sound business strategy that has delivered strong shareholder returns in the form of dividends and share buy backs. We expect Newmont’s leadership, combined with solid operational and financial results, should continue to attract investor interest in its shares.

Royalty and streaming company Wheaton Precious Metals (5.15% of Fund net assets†) also outperformed (+4.22% in USD terms). The company’s robust business model and good track record continues to attract investors. In an environment of range-bound gold prices, as 2021 proved to be, the streaming and royalty companies tend to be viewed as a safer gold investment vehicle, with lower share price downside risk relative to the producers, but retaining some of the equity leverage to potentially outperform the metal.

Our top junior position, West African Resources (3.08% of Fund net assets†) was a strong outperformer in 2021 (+19.47% in USD terms). West African continued a very successful ramp up of its Sanbrado mine in Burkina Faso, with gold production consistently increasing every quarter and total production for 2021 exceeding guidance. In addition, the company released good drill results at Sanbrado and at its feasibility stage Toega project, and in November completed the acquisition of neighboring Kiaka gold project, further enhancing the company’s growth profile.

The Fund also held significant positions in several smaller-cap companies that are not members of the benchmark. As a group, the smaller companies underperformed and this negatively impacted the Fund’s performance during the period. Junior developer Sabina Gold & Silver (1.20% of Fund net assets†) and junior producer Pure Gold (0.58% of Fund net assets†) were two significant detractors from the Fund’s performance. The Fund held an overweight position in mid-tier producer B2Gold (5.46% of Fund net assets†), which also pushed down returns relative to the benchmark during the year.

B2Gold (5.46% of Fund net assets†) underperformed (-27.01% in USD terms), despite better than expected operating results that led to a full-year production guidance increase. Most of the underperformance came in the first half of the year, after B2Gold shares were impacted by political instability in Mali and the company commenced arbitration proceedings against the Mali government after being denied an exploration permit in the Fekola region. The company operated without interruptions and the permit denial did not have any negative impacts on the Fekola mine plan, but the market priced in higher risk for the stock. Our long-term outlook for B2Gold is unchanged, as the fundamentals of the company remain robust. Its shares should begin to reflect this outlook. The company announced in December that it has reached an agreement with the government of Mali, which will grant B2Gold a permit to explore the same area covered by the previously denied permit.

Among the junior companies, Pure Gold underperformed (-73.00% in USD terms). The company encountered some operational mining challenges that negatively impacted production during the year. Recent management changes should help rectify these issues, and early signs show positive results. We look forward

6

to upcoming reports to assess the progress the new leadership has made in overcoming these challenges and improving the mine’s performance.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please https://www.vaneck.com/subscribe .

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2021.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

[3]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
7

VANECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Class S	GDMNTR	MSCI ACWI
One Year	(14.01)%	(9.37)%	19.04%
Five Year	9.25%	10.10%	14.97%
Life^	2.75%	2.12%	11.40%

^	Inception date for the Fund was April 26, 2013 (Class S).

Hypothetical Growth of $10,000 (Since Inception: Class S)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com. The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

8

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Class S
Actual	$1,000.00	$975.30	1.45%	$7.22
Hypothetical(b)	$1,000.00	$1,017.90	1.45%	$7.38
(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 90.4%
Australia: 16.5%
Bellevue Gold Ltd. # *	2,187,568	$1,349,164
De Grey Mining Ltd. # * †	637,432	566,424
Emerald Resources NL # *	463,550	364,236
Evolution Mining Ltd. #	713,392	2,116,482
Northern Star Resources Ltd. #	246,300	1,693,891
Predictive Discovery Ltd. # * †	4,063,286	754,912
West African Resources Ltd. # *	1,634,967	1,577,130
		8,422,239
Brazil: 7.9%
Wheaton Precious Metals Corp. (USD)	61,400	2,635,902
Yamana Gold, Inc. (USD)	332,748	1,404,197
		4,040,099
Canada: 49.3%
Agnico Eagle Mines Ltd. (USD)	38,987	2,071,769
Alamos Gold, Inc. (USD)	123,240	947,716
Argonaut Gold, Inc. *	122,000	231,472
B2Gold Corp. (USD)	710,688	2,793,004
Barrick Gold Corp. (USD)	135,428	2,573,132
Bear Creek Mining Corp. *	221,000	213,147
Benchmark Metals, Inc. * ø	509,246	434,788
Benchmark Metals, Inc. #∞ ø	72,000	57,767
Bonterra Resources, Inc. *	241,799	244,676
Equinox Gold Corp. (USD) *	147,194	995,031
Franco-Nevada Corp. (USD)	1,180	163,182
G Mining Ventures Corp. *	641,500	420,922
Galway Metals, Inc. *	732,500	353,235
GoGold Resources, Inc. # * ø	131,500	314,989
GoGold Resources, Inc. *	229,082	548,732
Gold Standard Ventures Corp. (USD) *	223,319	98,953
Goldsource Mines, Inc. *	231,100	157,118
Kinross Gold Corp. (USD)	457,900	2,660,399
Kirkland Lake Gold Ltd. (USD)	42,116	1,766,766
Liberty Gold Corp. * ø	352,000	269,924
Liberty Gold Corp. *	1,479,213	1,134,303
Lundin Gold, Inc. *	25,100	206,761
Marathon Gold Corp. *	325,500	833,725
Nighthawk Gold Corp. *	181,000	115,902
O3 Mining, Inc. *	103,400	167,572
Orezone Gold Corp. *	920,004	872,765
Osisko Mining, Inc. *	305,500	920,159
Pretium Resources, Inc. (USD) *	49,300	694,637
Probe Metals, Inc. *	205,282	309,964
Pure Gold Mining, Inc. *	394,030	211,819
Pure Gold Mining, Inc. # * ø	159,000	85,474
Rhyolite Resources Ltd. #∞ ø	238,000	157,989
Sabina Gold & Silver Corp. *	534,050	612,176
Silver Tiger Metals, Inc. *	332,000	186,347
Skeena Resources Ltd. *	22,700	236,340
SSR Mining, Inc. (USD) †	57,800	1,023,060
Wallbridge Mining Co. Ltd. *	513,500	162,378
		25,248,093
Chile: 0.4%
Rio2 Ltd. (CAD) *	449,006	227,174
	Number of Shares	Value
South Africa: 3.1%
Gold Fields Ltd. (ADR)	143,900	$1,581,461
Turkey: 0.5%
Eldorado Gold Corp. (USD) *	27,600	258,060
United Kingdom: 5.1%
Endeavour Mining Plc (CAD)	119,740	2,624,918
United States: 7.6%
Gatos Silver, Inc. *	28,500	295,830
Newmont Corp.	57,068	3,539,357
Perpetua Resources Corp. (CAD) *	12,570	59,921
		3,895,108
Total Common Stocks (Cost: $31,245,699)		46,297,152

WARRANTS: 0.2%
Canada: 0.2%
Benchmark Metals, Inc., CAD 1.80, exp. 09/18/22 # *∞	130,500	5,757
Benchmark Metals, Inc., CAD 1.55, exp. 12/09/23 # *∞ ø	36,000	8,734
Goldsource Mines, Inc., CAD 1.40, exp. 05/20/23 # *∞	1,155,500	15,291
Nighthawk Gold Corp., CAD 1.50, exp. 07/07/23 # *∞	90,500	5,988
O3 Mining, Inc., CAD 3.25, exp. 06/18/22 # *∞	38,050	280
Osisko Mining, Inc., CAD 5.25, exp. 06/23/22 # *∞	19,500	3,154
PG Mining Ventures Corp., CAD 0.80, exp. 05/20/22 # *∞	281,000	37,187
Pure Gold Mining, Inc., USD 0.85, exp. 07/18/22 # *∞	144,500	8,499
Total Warrants (Cost: $196,328)		84,890

EXCHANGE TRADED FUND: 4.7% (a) (Cost: $2,363,499)
United States: 4.7%
SPDR Gold Shares *	14,000	2,393,440

MONEY MARKET FUND: 5.1% (Cost: $2,612,145)
Invesco Treasury Portfolio - Institutional Class	2,612,145	2,612,145

Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $36,417,671)		51,387,627

See Notes to Consolidated Financial Statements

10

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.7% (Cost: $867,532)
Money Market Fund: 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio	867,532	$867,532
Total Investments: 102.1% (Cost: $37,285,203)		52,255,159
Liabilities in excess of other assets: (2.1)%		(1,062,230)
NET ASSETS: 100.0%		$51,192,929

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,123,348 which represents 17.8% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,520,853.
ø	Restricted Security – the aggregate value of restricted securities is $1,329,665, or 2.5% of net assets
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
(a)	The underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.

Restricted securities held by the Fund as of December 31, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Benchmark Metals, Inc.	05/18/2021	509,246	$485,893	$434,788	0.9%
Benchmark Metals, Inc.	11/16/2021	72,000	53,268	57,767	0.1%
Benchmark Metals, Inc. *	11/16/2021	36,000	4,020	8,734	0.0%
GoGold Resources, Inc.	08/31/2020	131,500	96,629	314,989	0.6%
Liberty Gold Corp.	10/04/2021	352,000	175,156	269,924	0.5%
Pure Gold Mining, Inc.	05/21/2020	159,000	112,251	85,474	0.2%
Rhyolite Resources Ltd.	12/09/2021	238,000	164,732	157,989	0.3%
			$1,091,949	$1,329,665	2.6%

Footnotes:

*	Warrants

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	2.5%	$1,283,686
Gold	88.0	45,267,715
Precious Metals & Minerals	2.3	1,193,172
Silver	2.1	1,030,909
Money Market Fund	5.1	2,612,145
	100.0%	$51,387,627

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$8,422,239	$—	$8,422,239
Brazil	4,040,099	—	—	4,040,099
Canada	24,631,874	400,463	215,756	25,248,093
Chile	227,174	—	—	227,174
South Africa	1,581,461	—	—	1,581,461
Turkey	258,060	—	—	258,060
United Kingdom	2,624,918	—	—	2,624,918
United States	3,895,108	—	—	3,895,108
Warrants *	—	—	84,890	84,890
Exchange Traded Fund	2,393,440	—	—	2,393,440
Money Market Funds	3,479,677	—	—	3,479,677
Total Investments	$43,131,811	$8,822,702	$300,646	$52,255,159

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

12

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments, at value (Cost $36,417,671) (1)	$51,387,627
Short-term investment held as collateral for securities loaned (2)	867,532
Cash	46,092
Receivables:
Dividends and interest	21,480
Prepaid expenses	5,913
Total assets	52,328,644
Liabilities:
Payables:
Investment securities purchased	79,816
Shares of beneficial interest redeemed	38,518
Collateral for securities loaned	867,532
Due to Adviser	21,895
Due to Distributor	10,494
Deferred Trustee fees	29,494
Accrued expenses	87,966
Total liabilities	1,135,715
NET ASSETS	$51,192,929
Net Assets consist of:
Aggregate paid in capital	$44,993,739
Total distributable earnings (loss)	6,199,190
NET ASSETS	$51,192,929
Shares of beneficial interest outstanding	5,840,340
Net asset value, redemption and offering price per share	$8.77
(1) Value of securities on loan	$1,520,853
(2) Cost of short-term investment held as collateral for securities loaned	$867,532

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Income:
Dividends (net of foreign taxes withheld $68,894)	$698,115
Securities lending income	13,216
Total income	711,331
Expenses:
Management fees	389,288
Distribution fees	129,763
Transfer agent fees	16,185
Administration fees	129,763
Custodian fees	17,115
Professional fees	99,222
Reports to shareholders	22,312
Insurance	12,175
Trustees’ fees and expenses	3,067
Interest	826
Other	2,795
Total expenses	822,511
Waiver of management fees	(68,891)
Net expenses	753,620
Net investment loss	(42,289)
Net realized gain (loss) on:
Investments	2,328,538
Forward foreign currency contracts	(4,789)
Foreign currency transactions and foreign denominated assets and liabilities	83
Net realized gain	2,323,832
Net change in unrealized appreciation (depreciation) on:
Investments	(10,845,722)
Foreign currency transactions and foreign denominated assets and liabilities	(75)
Net change in unrealized appreciation (depreciation)	(10,845,797)
Net Decrease in Net Assets Resulting from Operations	$(8,564,254)

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment loss	$(42,289)	$(252,190)
Net realized gain	2,323,832	1,629,325
Net change in unrealized appreciation (depreciation)	(10,845,797)	13,191,877
Net increase (decrease) in net assets resulting from operations	(8,564,254)	14,569,012
Distributions to shareholders from:
Distributable earnings	(6,079,639)	(1,459,027)
Share transactions*:
Proceeds from sale of shares	21,191,893	38,353,541
Reinvestment of dividends and distributions	6,079,639	1,459,027
Cost of shares redeemed	(21,846,228)	(26,846,300)
Net increase in net assets resulting from share transactions	5,425,304	12,966,268
Total increase (decrease) in net assets	(9,218,589)	26,076,253
Net Assets:
Beginning of period	60,411,518	34,335,265
End of period	$51,192,929	$60,411,518
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,084,577	3,678,559
Shares reinvested	724,629	117,379
Shares redeemed	(2,142,072)	(2,603,348)
Net increase	667,134	1,192,590

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.68	$8.63	$6.22	$7.60	$7.11
Net investment loss (a)	(0.01)	(0.05)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.67)	3.40	2.46	(1.13)	0.91
Total from investment operations	(1.68)	3.35	2.41	(1.16)	0.84
Distributions from:
Net investment income	(1.23)	(0.30)	—	(0.22)	(0.35)
Net asset value, end of year	$8.77	$11.68	$8.63	$6.22	$7.60
Total return (b)	(13.91)%	38.62%	38.75%	(15.70)%	11.63%
Ratios to average net assets
Gross expenses	1.58%	1.65%	1.92%	2.18%	2.03%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment loss	(0.08)%	(0.51)%	(0.63)%	(0.51)%	(0.96)%
Supplemental data
Net assets, end of year (in millions)	$51	$60	$34	$22	$21
Portfolio turnover rate	38%	39%	32%	45%	65%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Consolidated Financial Statements

16

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Fund’s Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3
17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation— The Subsidiary, a Cayman Islands exempted company, acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2021, the Fund held $2,439,054 in its Subsidiary, representing 5% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.
18

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2021 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. At December 31, 2021, the Fund held no derivative contracts.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Consolidated Statement of Operations. During the year ended December 31, 2021, the Fund held forward foreign currency contracts for six months. The average amount purchased and sold (in U.S. dollars) were $166,784 and $167,468, respectively. At December 31, 2021, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2021, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$(4,789)

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2021, is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

J.	Other— Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method. The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.
19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2021.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2021 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2021, the aggregate shareholder accounts of three insurance companies owned approximately 71%, 14% and 11% of the Fund’s outstanding shares of beneficial interest.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $18,845,082 and $21,108,563, respectively.

During the year ended December 31, 2021, the Fund engaged in sales of investments to funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These transactions complied with Rule 17a-7 under the Act and aggregated to $312,561. The Fund recognized realized gain of $118,724 related to these transactions.

Note 6—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 39,776,743	$ 15,595,621	$ (3,071,591)	$ 12,524,030

At December 31, 2021, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

20

Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$–	$(3,894,208)	$(29,493)	$10,122,891	$6,199,190

The tax character of dividends paid to shareholders was as follows:

December 31, 2021	December 31, 2020
Ordinary	Ordinary
Income	Income
$ 6,079,639	$ 1,459,027

At December 31, 2021, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$ (2,756,725)	$ (1,137,483)	$ (3,894,208)

Additionally, during the year ended December 31, 2021 the Fund utilized $554,451 of its capital loss carryforward available from previous years.

During the year ended December 31, 2021 as a result of permanent book to tax differences due primarily to a tax net operating loss and losses from the Fund’s Subsidiary, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$ 2,741,916	$ (2,741,916)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—A non-diversified fund generally holds securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust , or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities

22

loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2021:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$ 1,520,853	$ 867,532	$ 675,637	$ 1,543,169

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$ 867,532

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP

Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the Fund borrowed under this Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
18	$294,579	1.36%

At December 31, 2021, the Fund had no outstanding borrowings under the Facility.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

23

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Global Gold Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of VanEck VIP Global Gold Fund (the “Fund”) (one of the funds constituting VanEck VIP Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of VanEck VIP Global Gold Fund (one of the funds constituting VanEck VIP Trust) at December 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 15, 2022

24

VANECK VIP GLOBAL GOLD FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/25/2021
Payable Date:	8/26/2021
Ordinary Income Paid Per Share	$1.229500
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.16%	*
Foreign Source Income	6.29%	*
Foreign Taxes Paid Per Share	$0.009500

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

25

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31,2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	74	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	74	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

26

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
27

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2021

VanEck VIP Trust

VanEck VIP Global Resources Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2021.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

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1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note 1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

3

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER
(unaudited) (continued)

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally
4

VIP GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The Initial Class shares of the VanEck Global Resources Fund (the “Fund”) gained 18.92% for the 12 months ended December 31, 2021, underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR),1 which gained 39.95%. Where the Fund’s overweight positioning within renewable and alternative energy—and subsequent underweight positioning within oil and gas—was the largest relative driver of outperformance versus the benchmark in 2020, this year, the opposite held true.

2021 wound up being a year marked with stronger-than-anticipated gains across a variety of the more traditional resources sectors and, in particular, within the traditional energy space where crude oil and natural gas prices notched multi-year highs on strong rebounds in demand. Base and industrial metals as well as many agriculture sub-sectors also contributed to resource portfolios, broadly, as underlying commodity prices strengthened steadily throughout the year.

Renewable and alternative energy companies, on the other hand, faced myriad headwinds including supply chain logistics issues, rising materials costs and stalled policy initiatives. All these factors, when combined and for most companies in the space, created a significant drag on underlying share prices and adversely affected the Fund.

Market Review

Over 2021, U.S. unemployment rates continued to fall, its economy strengthened and, by the fourth quarter, it had strengthened enough that even the Fed’s monetary policy is set to change in 2022. The year was, in particular, marked by the change in sentiment around inflation. While the first half of the year was dominated by considerations around the possible appearance and risk of inflation, the second half was marked by inflation being acknowledged as an actual state of affairs, with “transitory” no longer the operative word.

In China, earlier in the year, the unpredictability of the political will continued to slow the economy, but we actually started to see both fiscal and monetary easing in the second half of the year which we think will continue and accelerate into 2022.

Crude Oil

In the first half of the year, crude oil, with prices rising inexorably and U.S. weekly gasoline demand rising, was the dominating factor of the reopening trade. In the second half of the year, we saw the steady march upward continue, with crude oil prices peaking at the end of October and into early November. At the start of the year, estimates for global demand were some 94 million barrels per day. By the end of June, this figure looked to be in the region of 96 million barrels and, by the end of the year, some estimates had it at 99 million barrels per day: a significant change over the 12-month period.

On a global basis, inventories of energy in general, e.g. crude products, coal and natural gas, continued to fall throughout the year, tightening up the physical market. Evidence of this can be found not only in the current situation around natural gas shortages in Europe, but also the pressure on coal and natural gas prices in China.

During the first half of the year, OPEC+ appeared to be on a “glide path”, gradually bringing production back. As with the group’s discipline (and its response, neither one way nor the other, to demands from governments to raise (or reduce) production), this continued into the year’s second half. In contrast with 2021, the year was marked by quite a notable “solidity” within OPEC+.

Gold

The price of gold remained pretty much range-bound during 2021, pivoting around $1,800 per ounce over the second half of the year. Throughout the year, it appeared to be caught (and bounced back and forth) between anticipation of the U.S. Fed raising rates and higher inflation numbers and more negative real rates—with neither dominant.

5

VIP GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Energy Transition Metals

Demand, and prices, for industrial metals remained high over the year, not least because of inflationary pressures, as they did for energy transition metals, including cobalt, copper, nickel and rare earth metals. The physical markets continued to tighten in energy transition metals, with most displaying a seemingly inexorable rise over the long-term. Although retreating from the highs they saw in the late second quarter, prices still remained at elevated levels relative to those over the last several years. Nickel, for example, finished the year close to its 52-week high.

Grains and Fertilizers

Grain, fertilizer and, indeed, food, prices and their associated equities, were very strong throughout the year, albeit volatile. Having been affected quite strongly by high energy prices during the year, including sporadic shut downs by producers in both China and Europe, the prices of most fertilizers and fertilizer company stocks finished the year close to their all-time highs.

Alternative Energy

Following an exceptional 2020 and, subject as they were going into 2021 to both high expectations and valuations, alternative energy equities suffered from a malaise during the most of the year. We still believe that the energy transition (and alternative energy) should be seen as being more like a marathon than a baseball game—in which progress is measured by miles instead of innings. If 2020 was “Mile 1” with participants “fresh out of the gate” (to mix metaphors), then we are now in “Mile 2”, with the associated realization that there is a long way to go yet. For us, we still see those companies with businesses that are robust, resilient and disciplined as being those that will last the course.

We continued to see further national and international moves towards “Net Zero” targets at both company and government levels. And while, for some, the expectations for the 26th UN Climate Change Conference (COP 26) in Glasgow, Scotland, at the beginning of November may have been high, ours were more tempered. Perhaps sadly, we appear to have been right.

Fund Review

In terms of absolute performance, the strongest positive contributions came from positions in the oil and gas exploration and production, copper and fertilizers and agricultural chemicals sub-industries. The greatest negative contributions were ascribable to positions in gold and renewable energy. Versus the S&P North American Natural Resources Sector Index, while our overweight positioning in both copper and fertilizers and agricultural chemicals led to outperformance, our underweight positioning in the integrated oil and gas and oil and gas storage and transportation sub-industries led to the Fund’s most significant relative underperformance for the year.

The Fund’s top three contributing individual positions were: diversified mining company, Freeport-McMoRan, Inc. (4.5% of Fund net assets*) and oil and gas exploration and production (“E&P”) companies Diamondback Energy, Inc. (3.5% of Fund net assets*) and Devon Energy Corp. (3.4% of Fund net assets*).

Freeport-McMoRan, Inc. together with Devon Energy, Corp. and Diamondback Energy, Inc. benefited from the strengths of copper and crude oil prices respectively. However, as leaders in their respective industries, they also benefited from the tight capital discipline they continued to exercise, each generating strong free cash flow. For Freeport-McMoRan, Inc., as it reaped the rewards of its multi-year restructuring of operations, this enabled it to increase further its financial strength. For the two E&P companies it enabled them to focus on the return of capital to shareholders.

The Fund’s three weakest contributing companies were: solar energy company, Sunrun Inc. (2.1% of Fund net assets*), financial company and climate solutions provider, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (3.7% of Fund net assets*) and solar inverter manufacturer, SolarEdge Technologies, Inc. (3.2% of Fund net assets*). During the year, all three companies continued to suffer from the malaise that hit

6

renewable energy companies off the back of an exceptional 2020. In addition, structural growth stories also remained challenged during the second half of the year.

As a team staffed with former geologists and engineers, we have and will continue to emphasize a bottom up investment approach—seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please visit www.vaneck. com/subscribe.

We very much appreciate your continued investment in the VanEck VIP Global Resources Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2021.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
7

VANECK VIP GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return	Initial Class*	Class S	SPGINRTR	MSCI ACWI
One Year	18.92%	18.68%	39.95%	19.04%
Five Year	2.24%	1.99%	1.27%	14.97%
Ten Year	(0.12)%	(0.37)%	1.27%	12.44%
*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tac befits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

8

VANECK VIP GLOBAL RESOURCES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Initial Class
Actual	$1,000.00	$996.80	1.10%	$5.54
Hypothetical(b)	$1,000.00	$1,019.66	1.10%	$5.60
Class S
Actual	$1,000.00	$995.90	1.34%	$6.74
Hypothetical(b)	$1,000.00	$1,018.45	1.34%	$6.82
(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 102.3%
Australia: 2.7%
Allkem Ltd. # *	114,477	$868,374
Ecograf Ltd. # * †	649,480	319,116
Piedmont Lithium, Inc. (USD) *	36,200	1,899,052
Rio Tinto Plc (ADR) †	93,100	6,232,114
		9,318,656
Brazil: 2.0%
Vale SA (ADR)	299,700	4,201,794
Yara International ASA (NOK) #	55,200	2,783,084
		6,984,878
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) *	697,000	336,116
Canada: 10.9%
Agnico Eagle Mines Ltd. (USD)	122,622	6,516,133
B2Gold Corp. (USD)	550,700	2,164,251
Barrick Gold Corp. (USD)	331,174	6,292,306
Euro Manganese, Inc. (AUD) # *	943,435	340,013
Kinross Gold Corp. (USD)	753,000	4,374,930
Kirkland Lake Gold Ltd. (USD) †	83,231	3,491,540
Nouveau Monde Graphite, Inc. (USD) * †	79,900	558,501
Nutrien Ltd. (USD)	178,365	13,413,048
		37,150,722
Chile: 1.7%
Lundin Mining Corp. (CAD)	760,800	5,942,293
Finland: 0.7%
Neste Oyj #	51,500	2,534,612
Norway: 3.7%
Equinor ASA (ADR)	317,600	8,362,408
FREYR Battery SA (USD) *	184,700	2,064,946
FREYR Battery SA (USD) * ø	185,000	2,068,300
		12,495,654
South Africa: 5.7%
Anglo American Plc (GBP) #	296,900	12,212,156
Sibanye Stillwater Ltd. #	128,154	398,472
Sibanye Stillwater Ltd. (ADR) †	543,900	6,820,506
		19,431,134
Spain: 0.1%
Soltec Power Holdings SA * †	53,900	379,850
United Kingdom: 1.0%
Endeavour Mining Plc (CAD)	151,100	3,312,386
United States: 69.5%
Baker Hughes Co.	101,300	2,437,278
Benson Hill, Inc. * ø	95,000	693,500
Benson Hill, Inc. *	133,300	971,757
Bunge Ltd.	116,200	10,848,432
ChampionX Corp. *	150,100	3,033,521
Chart Industries, Inc. *	40,800	6,507,192
Chevron Corp.	61,100	7,170,085
ConocoPhillips	116,743	8,426,510
Corteva, Inc.	170,033	8,039,160
Coterra Energy, Inc.	487,172	9,256,268
Darling Ingredients, Inc. *	52,600	3,644,654
Devon Energy Corp.	267,178	11,769,191
Diamondback Energy, Inc.	111,247	11,997,989
Enphase Energy, Inc. *	12,400	2,268,456
	Number of Shares	Value
United States (continued)
EQT Corp. *	330,700	$7,212,567
ESS Tech, Inc. * ø	95,000	1,085,850
EVgo, Inc. * ø	157,000	1,552,730
Fluence Energy, Inc.*	15,730	559,359
FMC Corp.	63,800	7,010,982
Freeport-McMoRan, Inc.	368,800	15,390,024
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	237,800	12,631,936
IPG Photonics Corp. *	28,200	4,854,348
Kirby Corp. *	54,400	3,232,448
Liberty Oilfield Services, Inc. *	424,480	4,117,456
Louisiana-Pacific Corp.	60,800	4,763,680
Mosaic Co.	104,800	4,117,592
MP Materials Corp. *	114,300	5,191,506
Newmont Corp.	145,996	9,054,672
Ormat Technologies, Inc. †	61,100	4,845,230
Pioneer Natural Resources Co.	82,044	14,922,163
SolarEdge Technologies, Inc. *	38,900	10,914,173
Solaris Oilfield Infrastructure, Inc.	269,200	1,763,260
Solid Power, Inc. ø	40,000	349,600
Stem, Inc. * †	264,132	5,010,584
Stem, Inc. * ø	177,000	3,359,460
Sunrun, Inc. * †	214,100	7,343,630
TuSimple Holdings, Inc. *	45,290	1,623,646
Tyson Foods, Inc.	86,400	7,530,624
Union Pacific Corp.	11,000	2,771,230
Valero Energy Corp.	126,300	9,486,393
		237,759,136
Zambia: 4.2%
First Quantum Minerals Ltd. (CAD)	603,900	14,451,206
Total Common Stocks (Cost: $215,917,304)		350,096,643

WARRANTS: 0.1%
Norway: 0.1%
FREYR Battery SA, USD 11.50, exp. 09/01/27	55,100	203,870
United States: 0.0%
Benson Hill, Inc., USD 11.50, exp. 12/24/25	38,225	47,017
Total Warrants (Cost: $106,931)		250,887

MONEY MARKET FUND: 1.7% (Cost: $5,809,294)
Invesco Treasury Portfolio - Institutional Class	5,809,294	5,809,294

Total Investments Before Collateral for Securities Loaned: 104.1% (Cost: $221,833,529)		356,156,824

See Notes to Financial Statements

10

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.1% (Cost: $3,624,452)
Money Market Fund: 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio	3,624,452	$3,624,452
Total Investments: 105.2% (Cost: $225,457,981)		359,781,276
Liabilities in excess of other assets: (5.2)%		(17,656,724)
NET ASSETS: 100.0%		$342,124,552

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,455,827 which represents 5.7% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $26,127,878.
Ø	Restricted Security – the aggregate value of restricted securities is $9,109,440, or 2.7% of net assets

Restricted securities held by the Fund as of December 31, 2021 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Benson Hill, Inc.	09/29/2021	95,000	$950,000	$693,500	0.2%
ESS Tech, Inc.	10/08/2021	95,000	950,000	1,085,850	0.3%
EVgo, Inc.	06/30/2021	157,000	1,570,000	1,552,730	0.5%
FREYR Battery SA	07/06/2021	185,000	1,850,000	2,068,300	0.6%
Solid Power, Inc.	12/08/2021	40,000	400,000	349,600	0.1%
Stem, Inc.	04/28/2021	177,000	1,770,000	3,359,460	1.0%
			$7,490,000	$9,109,440	2.7%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Cyclical	0.4%	$1,552,730
Consumer Staples	6.5	23,042,484
Energy	28.8	102,489,700
Financials	3.5	12,631,936
Industrials	10.2	36,559,965
Information Technology	5.1	18,036,977
Materials	42.5	151,188,508
Utilities	1.4	4,845,230
Money Market Fund	1.6	5,809,294
	100.0%	$356,156,824

See Notes to Financial Statements

11

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$8,131,166	$1,187,490	$—	$9,318,656
Brazil	4,201,794	2,783,084	—	6,984,878
British Virgin Islands	336,116	—	—	336,116
Canada	36,810,709	340,013	—	37,150,722
Chile	5,942,293	—	—	5,942,293
Finland	—	2,534,612	—	2,534,612
Norway	12,495,654	—	—	12,495,654
South Africa	6,820,506	12,610,628	—	19,431,134
Spain	379,850	—	—	379,850
United Kingdom	3,312,386	—	—	3,312,386
United States	237,759,136	—	—	237,759,136
Zambia	14,451,206	—	—	14,451,206
Warrants *	250,887	—	—	250,887
Money Market Funds	9,433,746	—	—	9,433,746
Total Investments	$340,325,449	$19,455,827	$—	$359,781,276

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

12

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments, at value (Cost $221,833,529) (1)	$356,156,824
Short-term investment held as collateral for securities loaned (2)	3,624,452
Cash denominated in foreign currency, at value (Cost $536)	542
Receivables:
Shares of beneficial interest sold	142,759
Dividends and interest	285,177
Prepaid expenses	14,656
Total assets	360,224,410
Liabilities:
Payables:
Shares of beneficial interest redeemed	13,883,692
Collateral for securities loaned	3,624,452
Due to Adviser	298,164
Due to Distributor	39,134
Deferred Trustee fees	199,183
Accrued expenses	55,233
Total liabilities	18,099,858
NET ASSETS	$342,124,552

Net Assets consist of:
Aggregate paid in capital	$363,937,772
Total distributable earnings (loss)	(21,813,220)
NET ASSETS	$342,124,552
(1) Value of securities on loan	$26,127,878
(2) Cost of short-term investment held as collateral for securities loaned	$3,624,452
Initial Class:
Net Assets	$168,792,878
Shares of beneficial interest outstanding	6,342,314
Net asset value, redemption and offering price per share	$26.61
Class S:
Net Assets	173,331,674
Shares of beneficial interest outstanding	6,800,643
Net asset value, redemption and offering price per share	$25.49

See Notes to Financial Statements

13

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Income:
Dividends (net of foreign taxes withheld $442,262)	$8,716,843
Securities lending income	531,920
Total income	9,248,763
Expenses:
Management fees	3,497,897
Distribution fees – Class S	450,034
Transfer agent fees – Initial Class	34,583
Transfer agent fees – Class S	26,359
Custodian fees	26,321
Professional fees	91,604
Reports to shareholders	69,089
Insurance	25,002
Trustees’ fees and expenses	34,673
Interest	5,329
Other	3,577
Total expenses	4,264,468

Net investment income	4,984,295

Net realized gain (loss) on:
Investments	26,380,867
Foreign currency transactions and foreign denominated assets and liabilities	(6,453)
Net realized gain	26,374,414
Net change in unrealized appreciation (depreciation) on:
Investments	25,523,391
Derivative contracts - PIPE	(1,294,861)
Foreign currency transactions and foreign denominated assets and liabilities	6
Net change in unrealized appreciation (depreciation)	24,228,536
Net Increase in Net Assets Resulting from Operations	$55,587,245

See Notes to Financial Statements

14

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$4,984,295	$1,533,174
Net realized gain (loss)	26,374,414	(24,475,499)
Net change in unrealized appreciation (depreciation)	24,228,536	72,779,644
Net increase in net assets resulting from operations	55,587,245	49,837,319

Distributions to shareholders from:
Initial Class	(724,218)	(1,108,634)
Class S	(560,222)	(817,183)
Total distributions	(1,284,440)	(1,925,817)
Share transactions *:
Proceeds from sale of shares
Initial Class	51,573,451	32,981,246
Class S	80,841,323	39,198,883
	132,414,774	72,180,129
Reinvestment of dividends and distributions
Initial Class	724,218	1,108,634
Class S	560,222	817,183
	1,284,440	1,925,817
Cost of shares redeemed
Initial Class	(60,062,985)	(42,107,170)
Class S	(79,395,897)	(38,746,205)
	(139,458,882)	(80,853,375)
Net decrease in net assets resulting from share transactions	(5,759,668)	(6,747,429)
Total increase in net assets	48,543,137	41,164,073
Net Assets:
Beginning of year	293,581,415	252,417,342
End of year	$342,124,552	$293,581,415
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	2,003,150	2,108,625
Shares reinvested	29,620	61,352
Shares redeemed	(2,334,666)	(2,476,174)
Net decrease	(301,896)	(306,197)
Class S:
Shares sold	3,305,083	2,465,767
Shares reinvested	23,910	47,127
Shares redeemed	(3,220,783)	(2,396,066)
Net increase	108,210	116,828

See Notes to Financial Statements

15

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.48	$19.04	$17.02	$23.74	$24.14
Net investment income (loss)(a)	0.40	0.13	0.15	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	3.84	3.47	1.87	(6.74)	(0.35)
Total from investment operations	4.24	3.60	2.02	(6.72)	(0.40)
Distributions from:
Net investment income	(0.11)	(0.16)	—	—	—
Net asset value, end of year	$26.61	$22.48	$19.04	$17.02	$23.74
Total return(b)	18.92%	19.11%	11.87%	(28.31)%	(1.66)%
Ratios to average net assets
Expenses	1.09%	1.13%	1.15%	1.10%	1.09%
Net investment income (loss)	1.54%	0.79%	0.84%	0.10%	(0.21)%
Supplemental data
Net assets, end of year (in millions)	$169	$149	$132	$132	$200
Portfolio turnover rate	27%	40%	32%	15%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

16

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.55	$18.26	$16.37	$22.89	$23.33
Net investment income (loss)(a)	0.33	0.09	0.10	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	3.69	3.32	1.79	(6.49)	(0.34)
Total from investment operations	4.02	3.41	1.89	(6.52)	(0.44)
Distributions from:
Net investment income	(0.08)	(0.12)	—	—	—
Net asset value, end of year	$25.49	$21.55	$18.26	$16.37	$22.89
Total return(b)	18.68%	18.83%	11.55%	(28.48)%	(1.89)%
Ratios to average net assets
Expenses	1.34%	1.38%	1.40%	1.35%	1.34%
Net investment income (loss)	1.31%	0.55%	0.58%	(0.14)%	(0.47)%
Supplemental data
Net assets, end of year (in millions)	$173	$144	$120	$104	$148
Portfolio turnover rate	27%	40%	32%	15%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

17

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Resources Fund (formerly known as VIP Global Hard Assets Fund) (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in global resources securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Private investments in public equity are valued based on the underlying stock price and may consider the volatility of the underlying stock price as a significant unobservable input in fair value measurement. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.
18

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional
19

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. As of December 31, 2021, the Fund held no derivative instruments.

Private Investment in Public Equity (PIPE)—The Fund may acquire equity securities that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. The Fund’s PIPE investments during the year ended December 31, 2021, represented unfunded subscription agreements in a private investment in public equity. The Fund generally segregated an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities. On the settlement date, the PIPE investments are either converted to common stock or expire.

At December 31, 2021, the Fund had no PIPE investments. During the year ended December 31, 2021, the average notional amount of PIPE investments held by the Fund was $3,745,000.

The impact of transactions in derivative instruments during the year ended December 31, 2021, was as follows:

Equity Risk

Net change in unrealized appreciation (depreciation):
Derivative Contracts – PIPE [1]	$(1,294,861)

[1]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on Derivative contracts – PIPE

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2021, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
20

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the year ended December 31, 2021, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2021, the aggregate shareholder accounts of four insurance companies owned approximately 46%, 23, 9% and 5% of the Initial Class Shares and three insurance companies owned approximately 44%, 35%, and 13% of the Class S Shares.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $100,601,728 and $90,711,040, respectively.

Note 6—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$230,353,011	$141,262,458	$(11,834,193)	$129,428,265

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$6,025,122	$(157,067,429)	$(199,183)	$129,428,270	$(21,813,220)

The tax character of dividends paid to shareholders was as follows:

December 31, 2021	December 31, 2020
Ordinary	Ordinary
Income	Income
$1,284,440	$1,925,817

At December 31, 2021, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

21

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(5,810,672)	$(151,256,757)	$(157,067,429)

During the year ended December 31, 2021, the Fund utilized $26,320,857 of its capital loss carryovers available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax difference that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2021, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Note 7—Principal Risks— The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the

22

entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including in a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

23

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2021:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$26,127,878	$3,624,452	$23,176,150	$26,800,602

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$3,624,452

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP

Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the Fund had no borrowings under the Facility.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

24

VANECK VIP GLOBAL RESOURCES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Global Resources Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Global Resources Fund (the “Fund”) (one of the funds constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Global Resources Fund (one of the funds constituting VanEck VIP Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 15, 2022

25

VANECK VIP GLOBAL RESOURCES FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/25/2021
Payable Date:	8/26/2021
Ordinary Income Paid Per Share – Initial Class	$0.112900
Ordinary Income Paid Per Share – Class S	$0.077700
Dividends Qualifying for the Dividends Received Deduction for Corporations	99.97%
26

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	74	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	74	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

27

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGRAR

ANNUAL REPORT December 31, 2021

VanEck VIP Trust

VanEck VIP Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2021.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   assets and payment history

■   risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my information

We collect your personal information, for example, when you

■   open an account or give us your income information

■   provide employment information or give us your contact information

■   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include companies with a VanEck name such as VanEck
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

3

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally

4

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

The Initial Class shares of the VanEck VIP Emerging Markets Bond Fund (the “Fund”) lost 4.05% for the 12 month period ending December 31, 2021. The Fund outperformed its benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index1 and 50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index 2 —lost 5.30% (the EMBI [hard currency] lost 1.80% and the GBI-EM [local currency] lost 8.75% during the period).

On a country basis, outperformance was driven by investments in Ecuador, Zambia, Mexico and Ghana. These outperformances were based on bottom-up factors that were largely uncorrelated with the big global macroeconomic risks. Ecuador saw a very market-friendly presidential election that resulted in an IMF program. In Zambia, the Fund was exposed to very high-yielding local currency bonds and saw yields decline and the currency strengthen, also based on a market-friendly election for a government pursuing an IMF program. In Mexico, the Fund is mainly invested in the bonds of state owned Pemex, which pays much higher yields than Mexico itself, but which we believe is essentially backed by Mexico. In other words, the thesis was simply of continued government support for Pemex, not correlated with global macro phenomena. Finally, Ghana was due largely to a small position in a distressed corporate credit (an oil producer), clearly uncorrelated with broader global trends. Of our detractors, we would note that China was our biggest detractor, but we see the story as not over yet. The Fund started accumulating collapsing property sector bonds in the fourth quarter of 2021 and continued buying into early 2022. That sector continued to sell off as the Fund was buying, but that is not uncommon for repricings like this one. In Chile, the team simply missed surprise moves to a constitutional convention that could see significantly higher fiscal spending and early pension withdrawals that led to USD purchasing. In El Salvador, the team accumulated bonds in the fourth quarter of 2021 and thinks the thesis hasn’t yet had time to play out. Nonetheless, the government has made no real progress mending fences with the U.S. and an IMF program remains elusive.

Market Review

2021 started as a story of rising rates and growth and ended as a story of rising rates and inflation. The U.S. Consumer Price Index (“CPI”) started 2021 with inflation below 1.40% and ended the year with 7.0% inflation. U.S. interest rates (10-year Treasury bonds) rose from nearly 1.0% to around 1.71% at the start of January 2022. However, it is more informative to note that the first part of 2021 also saw a big rates selloff to 1.74% that was driven by growth without serious inflation risks. Rates subsequently rallied back to around 1.31% (throughout July 2021). Starting in August, though, rates resumed their rise, but the context and economic driver was rising inflation.

This distinction—whether rising rates are due to growth or due to inflation—had important asset price implications. The beginning of the year saw hope and strength in emerging markets foreign currencies (“EMFX”), as a global synchronized recovery boosted commodity prices and supported some emerging markets (“EM”) currencies early in the year. However, when inflation became the driver, EM local currency suffered. This gave us the year’s returns in asset prices for 2021. EM local debt was down 8.75% for the year, while USD-denominated sovereign debt was up 4.76%. This is similar to the behavior of U.S. equities—a strong start to the year driven by growth, despite rising rates, that ended on a weak note driven by inflation and rising rates.

It is worth noting that EMFX weakness came despite commodity price strength that would normally have been considered supportive. One key reason is that a number of countries that happened to have big representation in the local currency indices faced country-specific risks. Colombia, Chile and Peru each faced surprising political developments that had direct market implications. Brazil is always on the verge of a “doom-loop” due to its precarious fiscal situation and proved it again in 2021. Turkey’s heterodox policies came home to roost. Additional reasons for the divergence between commodity prices and EMFX include the fact that EM countries generally tightened policy before the developed markets. This is a very good policy and sets us up for strength in the future. Keep in mind that higher rates combined with strong commodity prices meant these EM economies saw their external accounts boosted yet again. This is a big support for the credit quality of EM hard currency debt. But, until the rate rises stop, hikes will be a headwind to the upside in EM local currency bonds.

5

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION (continued)

During the 12-month period, the Fund took forward positions in a number of currencies that detracted from performance, and had a slight negative impact on the Fund’s performance for the period.

For more information or to access investment and market insights, visit our web site or subscribe to our commentaries. To review timely updates related to emerging markets bonds and to subscribe to our updates, please visit www.vaneck.com/blogs/emerging-markets-bonds.

We thoroughly appreciate your participation in the VanEck VIP Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.
[2]	J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks local currency bonds issued by emerging markets governments.
6

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual		50% EMBI
Total Return	Initial Class	50% GBI-EM	GBI-EM	EMBI
One Year	(4.05)%	(5.30)%	(8.75)%	(1.80)%
Five Year	4.40%	3.79%	2.82%	4.65%
Ten Year	1.17%	3.05%	0.74%	5.28%

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark index (50% EMBI/50% GBI-EM) is a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (reflects no deduction for expenses or taxes).

7

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON (continued)

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).

8

VANECK VIP EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021*
Initial Class
Actual	$1,000.00	$955.00	1.17%	$5.77
Hypothetical**	$1,000.00	$1,019.31	1.17%	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
9

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

		Par (000’s)	Value
CORPORATE BONDS: 37.1%
Argentina: 1.3%
YPF SA 144A 4.00%, 02/12/26 (s)	USD	117	$93,099
YPF SA Reg S 8.50%, 07/28/25	USD	204	153,512
			246,611
Bahrain: 0.5%
Oil and Gas Holding Co. BSCC Reg S 7.50%, 10/25/27	USD	86	93,331
Brazil: 2.2%
Atento Luxco 1 SA 144A 8.00%, 02/10/26	USD	134	143,298
CSN Inova Ventures Reg S 6.75%, 01/28/28	USD	158	166,211
Suzano Austria GmbH 6.00%, 01/15/29 †	USD	82	95,038
			404,547
Cayman Islands: 0.9%
DP World Crescent Ltd. Reg S 3.88%, 07/18/29	USD	150	160,237
Chile: 1.7%
Cencosud SA Reg S 4.38%, 07/17/27	USD	136	145,827
Colbun SA 144A 3.15%, 01/19/32	USD	37	36,665
Empresa Nacional del Petroleo Reg S 5.25%, 11/06/29	USD	132	142,725
			325,217
China: 0.8%
China Evergrande Group Reg S 8.25%, 03/23/22	USD	338	65,910
Kaisa Group Holdings Ltd. Reg S 8.50%, 06/30/22	USD	292	78,110
			144,020
Colombia: 1.7%
Colombia Telecomunicaciones SA ESP Reg S 4.95%, 07/17/30	USD	141	140,155
Ecopetrol SA 4.62%, 11/02/31	USD	31	30,194
Promigas SA ESP / Gases del Pacifico SAC Reg S 3.75%, 10/16/29	USD	144	141,548
			311,897
Cyprus: 0.4%
MHP Lux SA Reg S 6.25%, 09/19/29	USD	87	82,476
Georgia: 1.0%
Georgia Global Utilities JSC 144A 7.75%, 07/30/25	USD	173	183,367
		Par (000’s)	Value
Hong Kong: 0.7%
Shimao Group Holdings Ltd. Reg S 5.60%, 07/15/26	USD	200	$124,000
India: 0.9%
Periama Holdings LLC Reg S 5.95%, 04/19/26	USD	162	172,875
Indonesia: 3.1%
Pertamina Persero PT Reg S 6.00%, 05/03/42	USD	120	146,952
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara Reg S
5.25%, 10/24/42	USD	129	144,761
6.15%, 05/21/48	USD	117	144,544
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	121	132,422
			568,679
Ireland: 1.0%
Aragvi Finance International DAC 144A 8.45%, 04/29/26	USD	175	180,012
Israel: 0.5%
Israel Electric Corp. Ltd. 144A Reg S 4.25%, 08/14/28	USD	86	94,656
Kazakhstan: 0.8%
Development Bank of Kazakhstan JSC 144A 10.95%, 05/06/26	KZT	61,500	140,933
Luxembourg: 1.4%
MC Brazil Downstream Trading SARL 144A 7.25%, 06/30/31	USD	109	108,695
Minerva Luxembourg SA Reg S 4.38%, 03/18/31	USD	168	160,073
			268,768
Malaysia: 1.6%
Petronas Capital Ltd. Reg S
2.48%, 01/28/32 †	USD	151	151,684
3.50%, 04/21/30	USD	136	147,288
			298,972
Mexico: 4.6%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	120	2
Petroleos Mexicanos
6.49%, 01/23/27	USD	396	422,890
6.62%, 06/15/35	USD	342	329,175
7.69%, 01/23/50	USD	97	93,797
			845,864
Nigeria: 1.0%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	178	178,178
Qatar: 0.8%
Qatar Energy 144A

See Notes to Financial Statements

10

		Par (000’s)	Value
Qatar (continued)
2.25%, 07/12/31	USD	151	$149,958
Saudi Arabia: 2.6%
Dar Al-Arkan Sukuk Co. Ltd. Reg S 6.75%, 02/15/25	USD	169	176,119
Saudi Arabian Oil Co. 144A
1.62%, 11/24/25	USD	169	168,294
4.25%, 04/16/39	USD	126	142,360
			486,773
Singapore: 0.8%
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	151	155,020
South Africa: 1.9%
Eskom Holdings SOC Ltd. 144A 8.45%, 08/10/28	USD	321	346,722
South Korea: 0.8%
LG Chem Ltd. Reg S 2.38%, 07/07/31	USD	144	141,980
Taiwan: 0.5%
TSMC Global Ltd. Reg S 2.25%, 04/23/31	USD	86	85,372
Thailand: 0.5%
GC Treasury Center Co. Ltd. Reg S 2.98%, 03/18/31	USD	26	26,328
PTTEP Treasury Center Co. Ltd. Reg S 2.59%, 06/10/27	USD	68	69,390
			95,718
United Arab Emirates: 1.0%
Alpha Star Holding III Ltd. Reg S 6.25%, 04/20/22	USD	178	179,157
United Kingdom: 0.6%
AngloGold Ashanti Holdings Plc 3.38%, 11/01/28	USD	109	108,088
United States: 0.7%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	128	133,478
Uzbekistan: 0.8%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	163	158,043
Total Corporate Bonds (Cost: $7,103,092)			6,864,949

GOVERNMENT OBLIGATIONS: 55.7%
Angola: 0.5%
Angolan Government International Bond 144A 9.50%, 11/12/25	USD	92	98,757
		Par (000’s)	Value
Argentina: 1.3%
Argentine Republic Government International Bond 2.50%, 07/09/41 (s)	USD	652	$231,134
Armenia: 0.1%
Republic of Armenia Treasury Bonds 8.00%, 10/29/31	AMD	11,037	20,264
Azerbaijan: 0.5%
Republic of Azerbaijan International Bond Reg S 3.50%, 09/01/32	USD	94	95,378
Bolivia: 0.1%
Bolivian Government International Bond Reg S 4.50%, 03/20/28	USD	22	20,240
Brazil: 4.5%
Brazil Notas do Tesouro Nacional, Series F 10.00%, 01/01/23	BRL	1,690	284,166
Brazilian Government International Bond
3.88%, 06/12/30	USD	22	21,378
4.62%, 01/13/28	USD	224	234,292
5.62%, 01/07/41	USD	279	285,568
			825,404
Cayman Islands: 1.1%
Dubai DOF Sukuk Ltd. Reg S 2.76%, 09/09/30	USD	201	204,569
Colombia: 1.6%
Colombia Government International Bond
3.12%, 04/15/31	USD	94	84,551
5.20%, 05/15/49	USD	37	34,123
6.12%, 01/18/41	USD	165	170,261
			288,935
Costa Rica: 0.3%
Costa Rica Government International Bond Reg S 6.12%, 02/19/31	USD	61	61,763
Czech Republic: 1.9%
Czech Republic Government Bond 1.20%, 03/13/31	CZK	5,630	222,243
Czech Republic Government Bond Reg S
0.95%, 05/15/30	CZK	1,320	51,597
1.00%, 06/26/26	CZK	2,030	84,167
			358,007
Dominican Republic: 1.4%
Dominican Republic International Bond Reg S 6.85%, 01/27/45	USD	238	262,990
Ecuador: 2.6%
Ecuador Government International Bond 144A

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s)	Value
Ecuador (continued)
5.00%, 07/31/30 (s)	USD	128	$106,400
Ecuador Government International Bond Reg S 5.00%, 07/31/30 (s)	USD	444	369,075
			475,475
Egypt: 1.3%
Egypt Government International Bond Reg S 8.88%, 05/29/50	USD	255	232,254
El Salvador: 2.0%
El Salvador Government International Bond Reg S
5.88%, 01/30/25	USD	75	47,251
7.12%, 01/20/50	USD	141	77,551
7.75%, 01/24/23	USD	54	42,795
8.62%, 02/28/29	USD	72	44,281
9.50%, 07/15/52	USD	253	154,965
			366,843
Gabon: 0.2%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	28	29,149
Georgia: 0.4%
Georgia Treasury Bond 8.00%, 02/04/23	GEL	256	81,969
Ghana: 0.7%
Ghana Government International Bond 144A 8.62%, 04/07/34	USD	161	131,333
Guatemala: 0.4%
Guatemala Government Bond Reg S 4.50%, 05/03/26	USD	66	69,631
Hungary: 1.3%
Hungary Government International Bond 144A 2.12%, 09/22/31 †	USD	246	242,599
Israel: 1.1%
Israel Government Bond 1.50%, 05/31/37	ILS	327	100,797
Israel Government International Bond 4.50%, 01/30/43	USD	78	100,112
			200,909
Jamaica: 0.3%
Jamaica Government International Bond 7.88%, 07/28/45	USD	36	49,995
Jordan: 0.3%
Jordan Government International Bond 144A 4.95%, 07/07/25	USD	51	52,813
Kazakhstan: 0.8%
Kazakhstan Government Bond 10.40%, 05/19/27	KZT	66,317	153,631
		Par (000’s)	Value
Kenya: 0.4%
Republic of Kenya Government International Bond 144A 7.00%, 05/22/27	USD	67	$70,918
Kuwait: 0.5%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	86	93,822
Malaysia: 3.3%
Malaysia Government Bond 3.48%, 06/14/24	MYR	1,903	464,004
Malaysia Sovereign Sukuk Bhd Reg S 3.04%, 04/22/25	USD	131	137,506
			601,510
Mongolia: 0.1%
Mongolia Government International Bond Reg S 5.12%, 04/07/26	USD	16	16,400
Oman: 1.6%
Oman Government International Bond 144A 6.25%, 01/25/31	USD	277	303,361
Pakistan: 0.3%
Pakistan Government International Bond 144A 7.38%, 04/08/31	USD	49	48,773
Paraguay: 0.5%
Paraguay Government International Bond Reg S 4.95%, 04/28/31	USD	86	96,858
Peru: 1.6%
Peru Government International Bond Reg S 5.40%, 08/12/34	PEN	1,300	297,386
Philippines: 3.0%
Philippine Government International Bond
3.90%, 11/26/22	PHP	20,358	398,754
6.25%, 01/14/36	PHP	6,908	151,496
			550,250
Poland: 1.5%
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	796	166,385
2.50%, 07/25/27	PLN	504	116,132
			282,517
Qatar: 2.5%
Qatar Government International Bond 144A
4.62%, 06/02/46	USD	39	49,414
6.40%, 01/20/40	USD	130	192,159
Qatar Government International Bond Reg S 3.25%, 06/02/26	USD	215	229,239
			470,812

See Notes to Financial Statements

12

		Par (000’s)	Value
Romania: 0.7%
Romania Government Bond
3.25%, 06/24/26	RON	455	$98,517
3.65%, 07/28/25	RON	155	34,584
			133,101
Saudi Arabia: 1.3%
Saudi Government International Bond 144A 3.25%, 11/17/51	USD	238	235,174
Senegal: 0.3%
Senegal Government International Bond 144A 6.25%, 05/23/33	USD	49	50,556
Singapore: 0.7%
Singapore Government Bond 3.50%, 03/01/27	SGD	152	124,201
South Africa: 1.5%
Republic of South Africa Government International Bond
5.75%, 09/30/49	USD	95	91,604
6.25%, 03/08/41	USD	177	188,177
			279,781
South Korea: 1.1%
Export-Import Bank of Korea 0.62%, 02/09/26 †	USD	136	131,617
Korea International Bond 1.75%, 10/15/31	USD	75	75,129
			206,746
Sri Lanka: 2.1%
Sri Lanka Government International Bond Reg S
5.75%, 04/18/23	USD	78	44,032
5.88%, 07/25/22 †	USD	503	343,172
			387,204
Thailand: 1.9%
Thailand Government Bond
0.95%, 06/17/25	THB	5,902	176,876
2.88%, 12/17/28	THB	5,228	168,629
			345,505
Ukraine: 1.0%
Ukraine Government Bond 10.00%, 08/23/23	UAH	5,241	185,513
United Arab Emirates: 1.0%
Emirate of Dubai Government International Bonds Reg S 3.90%, 09/09/50	USD	105	100,932
United Arab Emirates International Government Bond 144A 2.00%, 10/19/31	USD	92	91,944
			192,876
Uruguay: 1.2%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	6,584	142,447
Uruguay Government International Bond Reg S
		Par (000’s)	Value
Uruguay (continued)
8.50%, 03/15/28	UYU	3,864	$86,158
			228,605
Uzbekistan: 0.4%
Republic of Uzbekistan International Bond 144A 14.00%, 07/19/24	UZS	720,000	67,610
Zambia: 2.5%
Zambia Government Bond
13.00%, 01/25/31	ZMW	8,020	310,397
13.00%, 09/20/31	ZMW	315	12,005
14.00%, 05/31/36	ZMW	3,890	144,418
			466,820
Total Government Obligations (Cost: $10,512,834)			10,290,341

	Number of Shares
MONEY MARKET FUND: 5.0% (Cost: $922,735)
Invesco Treasury Portfolio - Institutional Class		922,735	922,735

Total Investments Before Collateral for Securities Loaned: 97.8% (Cost: $18,538,661)			18,078,025

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.1% (Cost: $379,023)
Money Market Fund: 2.1%
State Street Navigator Securities Lending Government Money Market Portfolio		379,023	379,023
Total Investments: 99.9% (Cost: $18,917,684)			18,457,048
Other assets less liabilities: 0.1%			13,664
NET ASSETS: 100.0%			$18,470,712

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

AMD	Armenian Dram
BRL	Brazilian Real
CZK	Czech Koruna
GEL	Georgian Lari
ILS	Israeli Shekel
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SGD	Singapore Dollar
THB	Thai Baht
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

Footnotes:

(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
†	Security fully or partially on loan. Total market value of securities on loan is $693,606.
(d)	Security in default
*	Non-income producing
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,895,240, or 21.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	3.9%	$710,519
Consumer Cyclicals	0.9	158,043
Consumer Non-Cyclicals	2.2	388,376
Energy	13.4	2,419,496
Financials	7.1	1,282,510
Government Activity	56.9	10,290,341
Industrials	1.6	288,707
Real Estate	1.1	202,110
Technology	1.3	240,392
Utilities	6.5	1,174,796
Money Market Fund	5.1	922,735
	100.0%	$18,078,025

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$6,864,949	$—	$6,864,949
Government Obligations *	—	10,290,341	—	10,290,341
Money Market Funds	1,301,758	—	—	1,301,758
Total Investments	$1,301,758	$17,155,290	$—	$18,457,048

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments, at value (Cost $18,538,661) (1)	$18,078,025
Short-term investment held as collateral for securities loaned (2)	379,023
Cash denominated in foreign currency, at value (Cost $81,721)	79,423
Receivables:
Shares of beneficial interest sold	72,371
Dividends and interest	329,841
Prepaid expenses	2,974
Total assets	18,941,657
Liabilities:
Payables:
Shares of beneficial interest redeemed	927
Collateral for securities loaned	379,023
Due to Adviser	2,077
Deferred Trustee fees	15,630
Accrued expenses	73,288
Total liabilities	470,945
NET ASSETS	$18,470,712
Net Assets consist of:
Aggregate paid in capital	$21,209,282
Total distributable earnings (loss)	(2,738,570)
NET ASSETS	$18,470,712
Shares of beneficial interest outstanding	2,299,272
Net asset value, redemption and offering price per share	$8.03
(1) Value of securities on loan	$693,606
(2) Cost of short-term investment held as collateral for securities loaned	$379,023

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Income:
Dividends	$40
Interest (net of foreign taxes withheld $14,586)	1,197,200
Securities lending income	1,300
Total income	1,198,540
Expenses:
Management fees	196,441
Transfer agent fees	19,723
Custodian fees	25,643
Professional fees	89,030
Reports to shareholders	22,182
Insurance	6,114
Trustees’ fees and expenses	2,308
Interest	7,271
Other	3,337
Total expenses	372,049
Waiver of management fees	(148,723)
Net expenses	223,326
Net investment income	975,214
Net realized loss on:
Investments (a)	(426,938)
Forward foreign currency contracts	(41,262)
Foreign currency transactions and foreign denominated assets and liabilities	(30,052)
Net realized loss	(498,252)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	(1,301,001)
Forward foreign currency contracts	16,012
Foreign currency transactions and foreign denominated assets and liabilities	(8,072)
Net change in unrealized appreciation (depreciation)	(1,293,061)
Net Decrease in Net Assets Resulting from Operations	$(816,099)

(a)	Net of foreign taxes of $2,186
(b)	Net of foreign taxes of $7,586

See Notes to Financial Statements

16

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$975,214	$1,362,424
Net realized loss	(498,252)	(412,216)
Net change in unrealized appreciation (depreciation)	(1,293,061)	651,660
Net increase (decrease) in net assets resulting from operations	(816,099)	1,601,868

Distributions to shareholders from:
Distributable earnings	(1,001,593)	(1,386,895)

Share transactions*:
Proceeds from sale of shares	2,663,225	5,223,806
Reinvestment of dividends and distributions	1,001,593	1,386,895
Cost of shares redeemed	(4,541,882)	(6,906,509)

Net decrease in net assets resulting from share transactions	(877,064)	(295,808)
Total decrease in net assets	(2,694,756)	(80,835)
Net Assets:
Beginning of period	21,165,468	21,246,303
End of period	$18,470,712	$21,165,468

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	307,797	625,283
Shares reinvested	120,384	167,096
Shares redeemed	(526,562)	(834,186)
Net decrease	(98,381)	(41,807)

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.83	$8.71	$7.76	$8.90	$8.12
Net investment income (a)	0.43	0.59	0.61	0.47	0.60
Net realized and unrealized gain (loss) on investments	(0.78)	0.15	0.37	(0.97)	0.37
Total from investment operations	(0.35)	0.74	0.98	(0.50)	0.97
Distributions from:
Net investment income	(0.45)	(0.62)	(0.03)	(0.64)	(0.19)
Net asset value, end of year	$8.03	$8.83	$8.71	$7.76	$8.90
Total return (b)	(4.17)%	8.92%	12.61%	(6.14)%	12.24%
Ratios to average net assets
Gross expenses	1.89%	1.91%	1.92%	1.67%	1.57%
Net expenses	1.14%	1.10%	1.10%	1.10%	1.10%
Net expenses excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	4.97%	7.12%	7.33%	5.80%	7.04%
Supplemental data
Net assets, end of year (in millions)	$18	$21	$21	$22	$27
Portfolio turnover rate	212%	248%	276%	286%	586%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value

19

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivatives at December 31, 2021.
20

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the year ended December 31, 2021, the Fund held forward foreign currency contracts for six months. The average amount purchased and sold (in U.S. dollars) were $307,075 and $312,086, respectively. At December 31, 2021, the fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2021, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$(41,262)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts [2]	16,012

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2021, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/ assumed by the Adviser for the year ended December 31, 2021.

21

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor (the “Distributor”). Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2021, the aggregate shareholder accounts of five insurance companies owned approximately 48%, 19%, 12%, 10% and 6% of the Fund’s outstanding shares of beneficial interest.

Note 4—Investments—For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $45,766,332 and $46,841,304, respectively.

Note 5—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$18,935,471	$416,866	$(895,289)	$(478,423)

At December 31, 2021, the component of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$715,638	$(2,957,404)	$(15,630)	$(481,174)	$(2,738,570)

The tax character of dividends paid to shareholders were as follows:

December 31, 2021	December 31, 2020
Ordinary Income	Ordinary Income
$1,001,593	$1,386,895

At December 31, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,904,118)	$(53,286)	$(2,957,404)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2021, the Fund did not have any reclassifications.

For the year ended December 31, 2021, the Fund’s net realized losses from foreign currency translations were $164,449.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes

22

on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of

23

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2021:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$693,606	$379,023	$334,540	$713,563

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Corporate Bonds	$147,653
Government Obligations	231,370

* Remaining contractual maturity: overnight and continuous

Note 9—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
45	$199,417	1.38%

At December 31, 2021, the Fund had no outstanding borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

24

VANECK VIP EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck VIP Emerging Markets Bond Fund and the Board of Trustees of VanEck VIP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Bond Fund (the “Fund”) (one of the funds constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Bond Fund (one of the funds constituting VanEck VIP Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 15, 2022

25

VANECK VIP EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/25/2021
Payable Date:	8/26/2021
Ordinary Income Paid Per Share	$0.447300
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00	% *
Foreign Source Income	100.00	% *
Foreign Taxes Paid Per Share	$0.006600

* Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

26

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	74	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	74	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

27

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1) The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2) Officers are elected yearly by the Board.

28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMBAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)

Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or servics that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020, were $123,740 and $124,740, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2021 and December 31, 2020, were $34,750 and $36,538, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of two Independent Trustees. Jon Lukomnik and Jane Pigott currently serve as members of the Audit Committee. Mr. Lukomnik is the Chairman of the Audit Committee.

Effective January 1, 2022, R. Alastair Short and Richard D. Stamberger were appointed to the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 7, 2022

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 7, 2022